UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Blvd. Suite 400 Houston,Texas		77042
(Address of principal executive offices)		(Zip Code)
(713) 623-0801
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K (this “Current Report”), at the Annual Meeting of Stockholders (the “Annual Meeting”) of VAALCO Energy, Inc. (the “Company”) held on June 4, 2026, the Company’s stockholders approved Amendment No. 3 (the “Amendment”) to the VAALCO Energy, Inc. 2020 Long Term Incentive Plan, as amended (the “2020 LTIP”). The Amendment (i) increased the number of shares authorized for issuance pursuant to awards under the 2020 LTIP by 5,250,000 shares, for a total number of 20,000,000 shares, (ii) revised the share reservation and recycling rules to better maintain share availability, and (iii) extended the term of the 2020 LTIP by ten years, through June 4, 2036. The Amendment previously had been adopted by the board of directors of the Company upon the recommendation of the Compensation Committee of the board of directors, subject to stockholder approval. The Amendment became effective on June 4, 2026, following approval by the Company’s stockholders.

A description of the material terms of the Amendment was included under the heading “Proposal No. 4-Approval of an Amendment to the VAALCO Energy, Inc. 2020 Long Term Incentive Plan,” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2026 (the “Proxy Statement”). The above description of the 2020 LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 4, 2026. A total of 74,670,428 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Proxy Statement.

Proposal No. 1: Election of five directors, each to serve for a one-year term.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Andrew L. Fawthrop	51,970,868	4,069,034	18,630,526
George W. M. Maxwell	54,474,662	1,565,240	18,630,526
Cathy Stubbs	54,705,957	1,333,945	18,630,526
Fabrice Nze-Bekale	50,812,199	5,227,703	18,630,526
Edward LaFehr	54,748,788	1,291,114	18,630,526

Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
73,741,558	180,973	747,897	-

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
53,859,111	1,487,492	693,299	18,630,526

Proposal No. 4: Approval of the Amendment to increase the number of shares reserved for issuance, revise share reservation and recycling rules, and extend the term of the 2020 LTIP.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
47,926,781	7,359,271	753,850	18,630,526

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting was approved by the requisite vote.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment No. 3 to the VAALCO Energy, Inc. 2020 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Date: June 4, 2026
	By:	/s/ Lynn Willis
	Name:	Lynn Willis
	Title:	Chief Accounting Officer and Controller